SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) January 22, 2008

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K/A

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced fourth quarter and full year 2007 results as of December 31, 2007 and implementation of a Stock Repurchase Program .  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated January 22, 2008, announcing the fourth quarter and full year 2007 results as of December 31, 2007 and implementation of a Stock Repurchase Program ..

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: January 22, 2008

Exhibit 99.1

AMERISERV FINANCIAL REPORTS INCREASED EARNINGS FOR 2007 AND IMPLEMENTATION OF A STOCK REPURCHASE PROGRAM

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported fourth quarter 2007 net income of $924,000 or $0.04 per diluted share.  This represents an increase of $343,000 or 59.0% over the fourth quarter 2006 net income of $581,000 or $0.03 per diluted share.  For the year ended December 31, 2007, the Company reported net income of $3.0 million or $0.14 per diluted share.  This represents an increase of $702,000 or 30.1% when compared to net income of $2.3 million or $0.11 per diluted share for the full year 2006.  The following table highlights the Company’s financial performance for both the quarters and years ended December 31, 2007 and 2006:

	Fourth Quarter 2007	Fourth Quarter 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

Net income	$924,000	$581,000	$3,034,000	$2,332,000
Diluted earnings per share	$ 0.04	$ 0.03	$ 0.14	$ 0.11

Additionally, the Company also announced that its Board of Directors approved a stock repurchase program which calls for AmeriServ Financial, Inc. to buyback up to 5% or approximately 1.1 million of its outstanding common shares.  The shares may be purchased in open market, negotiated, or block transactions.  This stock repurchase program does not obligate the Company to acquire any specific number of shares and may be suspended or discontinued at any time.  As of December 31, 2007, the Company had approximately 22.2 million shares of its common stock outstanding.

ASRV had total assets of $905 million and shareholders’ equity of $90.3 million or a book value of $4.07 per share at December 31, 2007.  The Company’s asset leverage ratio remained strong at 10.47%.

 Allan R. Dennison, President and Chief Executive Officer, commented on the 2007 results and stock repurchase program, “Our focus on executing our strategic plan has caused AmeriServ Financial to report improved financial performance in 2007.  We enter 2008 with positive earnings momentum, a high quality balance sheet, and a strong capital position.  The announcement of this stock repurchase program reflects our belief that the ASRV stock price has been unfairly impacted by the recent credit concerns in the banking sector and the return of capital to our shareholders through a stock buyback program is an appropriate capital management strategy at this time.”

The Company’s net interest income in the fourth quarter of 2007 increased by $337,000 from the prior year’s fourth quarter and the net interest margin is up by 15 basis points over the same comparative period.    The increased net interest income and margin in the fourth quarter of 2007 reflects the benefits of solid loan growth experienced throughout 2007.  Since year-end 2006, total loans have grown by $46.7 million or 7.9% to $636.2 million at December 31, 2007.  The loan growth was most evident in the commercial loan portfolio with particularly strong performance during the second half of 2007.  The Federal Reserve reductions in short-term interest rates that began late in the third quarter of 2007 also contributed to the increased net interest income in the fourth quarter of 2007.  On a quarterly basis the Company’s net interest margin has shown improvement throughout 2007 increasing from 2.97% in the first quarter to 3.08% in the fourth quarter.  This helped to reverse a trend of four consecutive quarters of net interest income and margin contraction experienced in 2006 where the margin declined from 3.20% to a low of 2.93% in the fourth quarter.  When the full year 2007 is compared to the full year 2006, the Company’s net interest income decreased by $255,000 or 1.0% while the net interest margin declined by six basis points.  The full year decline in both net interest income and net interest margin resulted from the Company’s cost of funds increasing at a faster pace than the earning asset yield particularly during the first six months of 2007.  This resulted from deposit customer preference for higher yielding certificates of deposit and money market accounts due to the inverted/flat yield curve with short-term interest rates exceeding intermediate to longer term rates during that period.  As mentioned earlier, that trend changed during the second half of 2007 and the Company believes it is well positioned for net interest income and margin expansion in 2008.

The Company recorded a $150,000 provision for loan losses in the fourth quarter of 2007 compared to a negative loan loss provision of $75,000 realized in the fourth quarter of 2006.  For the full year 2007, the provision for loan losses amounted to $300,000 compared to a negative loan loss provision of $125,000 for the full year 2006.  The Company did experience higher net charge-offs in 2007.  For the full year 2007, net charge-offs have amounted to $1.1 million or 0.19% of total loans compared to net charge-offs of $926,000 or 0.16% of total loans for the full year 2006.  Note that the Company’s 2007 net charge-offs were materially impacted by a third quarter $875,000 complete charge-off of a commercial loan that resulted from fraud committed by the borrower.  Net charge-offs decreased to only $16,000 or 0.01% of total loans in the fourth quarter of 2007; the Company’s best quarterly performance of 2007.  Non-performing assets totaled $5.3 million or 0.83% of total loans at December 31, 2007 which represented an increase from the approximate $2.4 million non-performing asset total at both September 30, 2007 and December 31, 2006.  The increase during the fourth quarter of 2007 resulted primarily from the transfer of a $2.4 million commercial real-estate loan into non-accrual status. The Company is pleased to report that this non-performing loan was subsequently paid-off in January 2008 with no loss to the bank.  The allowance for loan losses provided 137% coverage of non-performing assets and was 1.14% of total loans at December 31, 2007.  Note also that the Company has no exposure to sub-prime mortgage loans in either the loan or investment portfolios.

The Company’s non-interest income in the fourth quarter of 2007 increased by $776,000 from the prior year’s fourth quarter and for the full year 2007 increased by $1.9 million or 14.5% when compared to 2006.  The increase for both periods was due in part to the West Chester Capital Advisors acquisition, which closed in early March of 2007.  This accretive acquisition provided $268,000 of investment advisory fees in the fourth quarter of 2007 and $974,000 of fees for the full year 2007.  Trust fees also increased by $79,000 for the fourth quarter 2007 and by $234,000 or 3.6% for the full year 2007 due to continued successful new business development efforts and an increased value for trust assets.  The fair market value of trust assets totaled $1.9 billion at December 31, 2007.  The Company also realized an increase on gains realized on residential mortgage loan sales into the secondary market that amounted to $51,000 for the fourth quarter of 2007 and $202,000 for the full year 2007.  These increases reflect improved residential mortgage production from the Company’s primary market as this has been an area of emphasis in the strategic plan.  Finally, other income increased by $326,000 in the fourth quarter and $377,000 for the full year 2007 due in part to a $200,000 gain realized on the sale of a bank owned operations facility that was no longer being fully utilized.  The Company also benefited from a $69,000 gain realized on the sale of a closed branch facility in the third quarter of 2007.

Total non-interest expense in the fourth quarter of 2007 increased by $211,000 from the prior year’s fourth quarter but for the full year 2007 declined by $20,000 when compared to the full year 2006. The largest factor responsible for the quarterly increase was the inclusion of $253,000 of non-interest expenses from West Chester Capital Advisors; the largest component of which was reflected in salaries and employee benefits.  West Chester Capital Advisors has contributed $820,000 in non-interest expenses for full year 2007.  The overall reduction in expenses for the full year 2007 reflects the Company’s continuing focus on containing and reducing non-interest expenses.  The largest expense reductions were experienced in equipment expense $304,000, other expenses $355,000 and FDIC deposit insurance expense $104,000.

The Company recorded an income tax expense of $315,000 in the fourth quarter of 2007 compared to an income tax benefit of $19,000 in the fourth quarter of 2006.  The tax benefit in the fourth quarter of 2006 resulted from the elimination of a $100,000 income tax valuation allowance related to the deductibility of charitable contributions that management determined was no longer needed given the level of taxable income generated by the Company in 2006.  For the full year 2007, the Company recorded an income tax expense of $924,000, which reflects an estimated effective tax rate of 23.3%.  This compares to $420,000 of income tax expense or an effective tax rate of approximately 15.3% in 2006.  The higher effective tax rate in 2007 resulted from the Company’s improved profitability.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

January 22, 2008

(In thousands, except per share and ratio data)

(All quarterly and 2007 data unaudited)

2007

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$428	$808	$874	$924	$3,034

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.20%	0.37%	0.39%	0.41%	0.34%
Return on average equity	2.05	3.79	4.00	4.12	3.51
Net interest margin	2.97	3.01	3.00	3.08	3.06
Net charge-offs as a percentage of average loans	0.06	0.07	0.61	0.01	0.19
Loan loss provision as a percentage of average loans	-	-	0.10	0.09	0.05
Efficiency ratio	94.16	88.52	87.15	86.04	88.85

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.04	$0.04	$0.04	$0.14
Average number of common shares outstanding	22,159	22,164	22,175	22,184	22,171
Diluted	0.02	0.04	0.04	0.04	0.14
Average number of common shares outstanding	22,166	22,171	22,177	22,186	22,173

2006

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$540	$568	$643	$581	$2,332

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.25%	0.26%	0.29%	0.26%	0.27%
Return on average equity	2.59	2.71	3.00	2.66	2.74
Net interest margin	3.20	3.16	3.06	2.93	3.12
Net charge-offs as a percentage of average loans	0.09	0.07	0.39	0.09	0.16
Loan loss provision as a percentage of average loans	-	(0.04)	-	(0.05)	(0.02)
Efficiency ratio	92.68	92.08	91.38	94.34	92.60

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.03	$0.03	$0.03	$0.11
Average number of common shares outstanding	22,119	22,143	22,148	22,154	22,141
Diluted	0.02	0.03	0.03	0.03	0.11
Average number of common shares outstanding	22,127	22,153	22,156	22,161	22,149

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(All quarterly and 2007 data unaudited)

2007

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$891,559	$876,160	$897,940	$904,878
Investment securities	185,338	174,508	170,765	163,474
Loans	603,834	604,639	629,564	636,155
Allowance for loan losses	8,010	7,911	7,119	7,252
Goodwill and core deposit intangibles	15,119	14,903	14,687	14,470
Deposits	768,947	762,902	763,771	710,439
FHLB borrowings	15,170	4,258	23,482	82,115
Stockholders’ equity	85,693	86,226	88,517	90,294
Trust assets – fair market value (B)	1,828,475	1,872,366	1,846,240	1,883,307
Non-performing assets	2,706	2,825	2,463	5,280
Asset leverage ratio	10.23%	10.36%	10.44%	10.47%
PER COMMON SHARE:
Book value (A)	$3.87	$3.89	$3.99	$4.07
Market value	4.79	4.40	3.33	2.77
Market price to book value	123.88%	113.12%	83.44%	68.07%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	375	376	358	351
Branch locations	21	21	20	20
Common shares outstanding	22,161,445	22,167,235	22,180,650	22,188,997

2006

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$876,393	$887,608	$882,837	$895,992
Investment securities	223,658	210,230	209,046	196,200
Loans	548,466	573,884	580,560	589,435
Allowance for loan losses	9,026	8,874	8,302	8,092
Goodwill and core deposit intangibles	12,031	11,815	11,599	11,382
Deposits	727,987	740,979	743,687	741,755
FHLB borrowings	45,223	43,031	31,949	50,037
Stockholders’ equity	84,336	84,231	86,788	84,684
Trust assets – fair market value (B)	1,669,525	1,679,634	1,702,210	1,778,652
Non-performing assets	4,193	4,625	2,978	2,292
Asset leverage ratio	10.36%	10.54%	10.52%	10.54%
PER COMMON SHARE:
Book value	$3.81	$3.80	$3.92	$3.82
Market value	5.00	4.91	4.43	4.93
Market price to book value	131.26%	129.09%	113.07%	128.98%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	375	367	364	369
Branch locations	22	22	21	21
Common shares outstanding	22,140,172	22,145,639	22,150,767	22,156,094

    NOTES:

        (A) Other comprehensive income had a negative impact of $0.18 on book value per share at December 31, 2007.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(All quarterly and 2007 data unaudited)

2007

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$10,061	$10,303	$10,591	$10,608	$41,563
Total investment portfolio	2,114	2,005	1,863	1,834	7,816
Total Interest Income	12,175	12,308	12,454	12,442	49,379

INTEREST EXPENSE
Deposits	5,699	5,931	5,994	5,187	22,811
All borrowings	521	364	438	1,022	2,345
Total Interest Expense	6,220	6,295	6,432	6,209	25,156

NET INTEREST INCOME	5,955	6,013	6,022	6,233	24,223
Provision for loan losses	-	-	150	150	300
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,955	6,013	5,872	6,083	23,923

NON-INTEREST INCOME
Trust fees	1,704	1,689	1,677	1,683	6,753
Net realized gains on loans held for sale	25	79	116	87	307
Service charges on deposit accounts	585	636	671	687	2,579
Investment advisory fees	102	329	275	268	974
Bank owned life insurance	258	265	479	266	1,268
Other income	559	594	804	869	2,826
Total Non-interest Income	3,233	3,592	4,022	3,860	14,707

NON-INTEREST EXPENSE
Salaries and employee benefits	4,885	4,930	4,813	4,711	19,339
Net occupancy expense	664	615	618	597	2,494
Equipment expense	546	564	466	469	2,045
Professional fees	695	818	814	870	3,197
FDIC deposit insurance expense	22	22	22	22	88
Amortization of core deposit intangibles	216	216	216	217	865
Other expenses	1,645	1,357	1,824	1,818	6,644
Total Non-interest Expense	8,673	8,522	8,773	8,704	34,672

PRETAX INCOME	515	1,083	1,121	1,239	3,958
Income tax expense	87	275	247	315	924
NET INCOME	$428	$808	$874	$924	$3,034

2006

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$8,900	$9,155	$9,677	$9,865	$37,597
Total investment portfolio	2,279	2,259	2,218	2,212	8,968
Total Interest Income	11,179	11,414	11,895	12,077	46,565

INTEREST EXPENSE
Deposits	4,026	4,563	5,143	5,500	19,232
All borrowings	861	660	653	681	2,855
Total Interest Expense	4,887	5,223	5,796	6,181	22,087

NET INTEREST INCOME	6,292	6,191	6,099	5,896	24,478
Provision for loan losses	-	(50)	-	(75)	(125)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,292	6,241	6,099	5,971	24,603

NON-INTEREST INCOME
Trust fees	1,641	1,671	1,603	1,604	6,519
Net realized gains on loans held for sale	23	20	26	36	105
Service charges on deposit accounts	627	651	645	638	2,561
Bank owned life insurance	256	260	428	263	1,207
Other income	695	666	545	543	2,449
Total Non-interest Income	3,242	3,268	3,247	3,084	12,841

NON-INTEREST EXPENSE
Salaries and employee benefits	4,815	4,612	4,600	4,642	18,669
Net occupancy expense	655	591	573	591	2,410
Equipment expense	639	631	529	550	2,349
Professional fees	795	859	791	763	3,208
FDIC deposit insurance expense	73	74	22	23	192
Amortization of core deposit intangibles	216	216	216	217	865
Other expenses	1,665	1,794	1,833	1,707	6,999
Total Non-interest Expense	8,858	8,777	8,564	8,493	34,692

PRETAX INCOME	676	732	782	562	2,752
Income tax expense (benefit)	136	164	139	(19)	420
NET INCOME	$540	$568	$643	$581	$2,332

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(All quarterly and 2007 data unaudited)

    Note:  2006 data appears before 2007.

2006

2007

		TWELVE		TWELVE
	4QTR	MONTHS	4QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$582,165	$564,173	$625,255	$607,507
Deposits with banks	688	706	603	500
Federal funds	248	62	85	2,278
Total investment securities	211,747	221,704	174,094	184,117

Total interest earning assets	794,848	786,645	800,037	794,402

Non-interest earning assets:
Cash and due from banks	18,439	18,841	17,797	17,750
Premises and equipment	8,285	8,324	8,328	8,623
Other assets	68,003	68,920	72,823	70,369
Allowance for loan losses	(8,237)	(8,750)	(7,181)	(7,755)

Total assets	$881,338	$873,980	$891,804	$883,389

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$59,280	$57,817	$55,853	$56,383
Savings	75,150	81,964	68,354	71,922
Money market	173,538	172,029	132,141	169,696
Other time	336,089	319,220	352,074	346,134
Total interest bearing deposits	644,057	631,030	608,422	644,135
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	27,910	32,821	54,051	19,844
Advanced from Federal Home Loan Bank	951	967	8,585	4,852
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	686,003	677,903	684,143	681,916

Non-interest bearing liabilities:
Demand deposits	101,188	104,266	108,214	105,306
Other liabilities	7,310	6,765	10,385	9,703
Stockholders’ equity	86,837	85,046	89,062	86,464
Total liabilities and stockholders’ equity	$881,338	$873,980	$891,804	$883,389